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                                                                       EXHIBIT 1

February 22, 1999



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549



Ladies and Gentlemen:

We have read Item 4 of Form 8-K/A amending the Form 8-K dated February 8, 1999 of Whirlpool Corporation and are in agreement with the statements contained therein.

Yours very truly,



PricewaterhouseCoopers
Auditores Independentes
Sao Paulo, Brazil